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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 8, 2008

PRINTING COMPONENTS INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-53183
(State or other jurisdiction of incorporation)	(Commission File No.)

2795 Barton Street, East
Unit 5
Hamilton, Ontario
Canada L8E 2J8
(Address of principal executive offices and Zip Code)

(905) 578-3232
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

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ITEM 8.01      OTHER

     We received a copy of a letter dated May 1, 2008 purportedly signed by Herb Adams and Mary Kricfalusi, two of our officers and directors, addressed to shareholders of “Majestic Supply.” This letter was not prepared or signed by either Mr. Adams or Ms. Kricfalusi. It appears their signatures were cut from documents previously signed by them, attached to the bogus letter, and copied. We do not know the identity of the persons who prepared and sent the bogus letter at this time.

     Accordingly, this Form 8-K is to advise the public that the public should not rely on any information disseminated by anyone regarding Printing Components, Inc., unless the information appears in reports filed by Printing Components, Inc. with the United States Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 8th day of May 2008.

PRINTING COMPONENTS INC.

BY:	HERB ADAMS
Herb Adams, President, Principal Executive
Officer, and a member of the Board of
Directors.